SUPPLEMENT DATED MAY 5, 2005

TO PROSPECTUS DATED MAY 1, 2005

WRL FREEDOM ELITE®

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

The following disclosures supplements the Prospectus:

The following subaccounts continue to be closed for investing:

Potomac Mid Cap Plus Subaccount
Wells S&P REIT Index Subaccount
Potomac U.S./Short Subaccount

However, effective May 4, 2005, the subaccounts listed below are available for investing, on a limited basis. The subaccounts are available only to owners currently invested in the one of these subaccounts and who have maintained funds in one of these subaccounts constantly since May 1, 2005. This means that, for those qualified, additional premiums and transfers among the AVIT subaccounts is permitted. Transfers out of any and all AVIT subaccounts to non-AVIT subaccounts is permitted. For transfers out of AVIT subaccounts of 100% can be done via standard United States Postal Service First Class Mail or on an expedited basis. However, transfers to the below listed AVIT subaccounts from non-AVIT subaccounts is not permitted unless there exists an investment in any AVIT subaccount. The AVIT subaccounts available, as described above, are as follows:

Potomac OTC Plus Subaccount
Potomac Small Cap Plus Subaccount
Potomac Dow 30 Plus Subaccount
Access U.S. Government Money Market Subaccount

PLEASE RETAIN THIS WITH YOUR MAY 1, 2005 PRODUCT PROSPECTUS

AG01221